SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                November 15, 2007
                                -----------------
                Date of Report (Date of earliest event reported)


                        First Chester County Corporation
             (Exact name of registrant as specified in its charter)




   Pennsylvania                      0-12870                    23-2288763
   ------------                      -------                    ----------
(State or other jurisdiction of    (Commission                 (I.R.S. Employer
   incorporation)                   File Number)             Identification No.)



                9 North High Street, West Chester, Pennsylvania
                -----------------------------------------------
                    (Address of principal executive offices)



                                 (484) 881-4000
                                 --------------
              (Registrant's telephone number, including area code)


                          ----------------------------
                         (Former name or former address,
                         if changed since last report.)






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Item 8.01.  Other Events.

On November 15, 2007, The Board of Directors of First Chester County Corporation declared a regular fourth quarter cash dividend of $0.14 per share, payable January 2, 2008 to shareholders of record at the close of business on November 30, 2007.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 16, 2007                         FIRST CHESTER COUNTY CORPORATION


                                                  By:  /s/ John Balzarini
                                                       -------------------------
                                                  Name: John Balzarini
                                                  Title: Chief Financial Officer



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